                                                                   EXHIBIT 10.17

                                    PRIDECO

                          STANDARD LEASING AGREEMENT

                                 FINANCE LEASE


                                                              Lease No._________


Lessor. The Lessor is Prideco, a Ford Dealer and an Oklahoma corporation with offices at P.O. Box 35632, Tulsa OK.

Lessee.  The Lessee is Red Man Pipe & Supply Co. whose address is
Tulsa, OK.  74133

        Lessor leases to Lessee, and Lessee leases from Lessor, the following vehicles and equipment upon the following terms and conditions:

        1. VEHICLES, EQUIPMENT, ORIGINAL VALUE, TERM, GVW and USE. Each vehicle included in this lease (hereinafter called "Vehicle"), the extra equipment thereon, and the original value, lease term, GVW and use thereof shall be as set forth in the annexed Schedule A. Additional equipment, may be installed after delivery at Lessee's expense, with Lessor's approval, and may be removed and retained by Lessee upon expiration (but not termination) of the lease term at Lessee's expense, provided Lessee restores the Vehicle to its original condition prior to installation of such additional equipment.

  a. Commencement of Term. The lease term for each Vehicle shall commence on the date of delivery of the Vehicle to the Lessee as shown on a delivery receipt therefor signed by the Lessee (or agent) and given to the Lessor at the time of delivery.

        2. MONTHLY RENTAL. The Lessee shall pay the Lessor the Monthly Rental specified for each Vehicle in Schedule A, payable in advance on the commencement of the term and the first day of each month thereafter. If the term commences on other than the first day, or ends on other than the last day, of a month, the Monthly Rental for the month shall be apportioned on a daily basis. The Monthly Rentals for all vehicles shall be paid in a single payment.

        3. OPERATING EXPENSES. Lessee shall pay for all washing, parking, garage, highway, road service and towing charges or tolls, and all fines, incurred in connection with each Vehicle. Lessee shall also pay for all gasoline, oil and anti-freeze required for proper operation or protection of each Vehicle.

        4. REGISTRATION and INSPECTION. Lessee shall accomplish and pay for the titling, registration and licensing of each Vehicle in the Lessor's name (unless otherwise agreed if permitted by law), and all inspections thereof required by any governmental authority, except to the extent the same are to be accomplished and paid for by Lessor as specified in Schedule A. Lessee shall permit Lessor and its designees to inspect each Vehicle at reasonable times and intervals.

        5. TAXES. Lessee shall pay all occupational taxes and governmental charges imposed in connection with the use to which any Vehicle is put. Lessee shall also pay all sales, use, excise, personal property and other taxes and governmental charges payable during the lease term with respect to each Vehicle or its ownership, possession, rental, transportation or delivery, except net income or gross receipts taxes measured by rentals payable hereunder.

        6. MAINTENANCE and REPAIRS. Lessee shall maintain each Vehicle in good working order and condition, properly serviced and greased, and shall make all necessary repairs and replacements. Title to all replacements shall vest in Lessor. All such servicing, repairs and replacements shall be done, in order of preference, at Lessor's shop or shop of nearest authorized dealer in such make of vehicle, unless any interested insurance company shall direct otherwise.

   a. Payment. All repairs made necessary by accident or collision and not covered by insurance and all other servicing, repairs and replacements shall be paid for by Lessee.

        7. RISKS and INDEMNITY. Lessee shall indemnify and hold harmless the Lessor and Lessor's agents and employees from and against (i) any damage, loss, theft or destruction of any Vehicle and its contents during the lease term, and
(ii) any loss, damage, injury, claim, demand, cost and expense (including legal expense) arising out of or connected with the use, operation or condition (including all defects whether or not discoverable by either party) of any Vehicle during the lease term, except any portion of any such loss, etc., that is within the coverage of any insurance to be provided by Lessor as specified in Schedule A.

        Each party shall promptly notify the other of any such loss, etc., of which he has knowledge. Lessee shall be entitled to participate in the defense of any such claim or demand.

        8. INSURANCE. During the lease term, each Vehicle shall be covered with the following insurance:

        (i) Comprehensive fire and theft insurance for cars, and fire, theft and combined additional insurance for trucks with not more than $50 deductible for cars and light trucks and $100 deductible for medium and heavier trucks.

        (ii) Collision and upset insurance with not more than $100 deductible for cars and light trucks and $250 deductible for medium and heavier trucks; and

        (iii) Automobile liability insurance with limits of not less than $100,000 for any one person for injury or death, $300,000 for any one accident for personal injury or death, and $25,000 for property damage for cars and $50,000 for property damage for trucks.

   a. Procurement and Payment. All such insurance shall be procured and paid for by Lessee except to the extent the same is to be procured and paid for by Lessor as specified in Schedule A.

   b. Other Insurance. Lessee shall provide and pay for any other insurance or bond that may be required by any governmental authority as a condition to or in connection with Lessee's use of any Vehicle.

   c. Persons Protected, Insurers. ALl insurance referred to above shall protect, as their interests may appear, the Lessor, the Lessee, any other person having an interest in the Vehicle if he so desires, and any person responsible for the use or operation of the Vehicle. All such insurance shall be provided through insurance companies approved by Lessor. Any insurance referred to in (i) and (ii) above to be provided by Lessor may be provided by self-insurance. Lessee shall furnish Lessor satisfactory evidence of insurance to be provided by Lessee.

   d. Proceeds. Any insurance proceeds received by either party for any loss or casualty that has been made good by the other shall to that extent be paid to the other, unless such other is then in default with respect to any of his obligations hereunder and fails to cure such default.

        9. PERFORMANCE of OTHER'S OBLIGATION: REIMBURSEMENT. If either party shall fail or refuse, for any reason, to perform any provision of paragraph 3,4,5,6 or 8 hereof, the other party may, at his option, perform the same and shall be reimbursed his costs therefor upon demand.

        10. USAGE. Each Vehicle shall be used and operated only (i) for the use and within the GVW specified therefor in Schedule A, and (ii) in a careful manner and in compliance with all governmental requirements, including those pertaining to the age and licensing of drivers and disclosure of Lessor's interest in the Vehicle. No Vehicle shall be used or operated (i) in a manner subjecting it to depreciation above the normal depreciation associated with the use specified therefor in Schedule A, (ii) for an illegal purpose or by a person under the influence of alcohol or narcotics, (iii) for the transportation of goods or persons for hire, (iv) in any manner or for any purpose that would cause any insurance specified in paragraph 8 to be suspended, cancelled, inapplicable, or increased in cost, or (v) outside the continental United States or Canada. Lessee shall not place any sign or marking on any Vehicle without Lessor's prior written consent and shall bear the cost of removing the same at the end of this lease and of repairing any damage caused by such removal.

        11. TERMINATION.

   a. By Lessor. The Lessor may terminate this lease at any time with respect to any or all of the Vehicles by written notice to the Lessee upon the occurrence of any of the following events of default: (i) failure by the Lessee to provide any insurance to be provided by Lessee, or refusal by any mutually approved carrier to issue any insurance required hereunder, or cancellation or suspension by the carrier of any insurance required hereunder, (ii) failure by the Lessee to pay any Monthly Rental or other sum then payable to Lessor hereunder and such failure continues for more than 10 days after Lessor has issued a demand notice for payment thereof, (iii) failure by the Lessee to perform any other provision of this lease to be performed by Lessee, (iv) the filing of any petition by or against the Lessee under any bankruptcy reorganization or receivership law, or Lessee's making an assignment for the benefit of creditors, or Lessee suffers the appointment of any trustee or receiver of Lessee's business or assets or any part thereof, or Lessee makes or suffers any voluntary or involuntary assignment of Lessee's interest in any Vehicle, or Lessee suffers any lien, attachment or levy to become attached to any Vehicle, unless such petition, assignment, appointment, lien, attachment or levy be withdrawn or nullified in 20 days.

b. By Lessee. Upon at least 30 days prior written notice to Lessor, the Lessee may terminate this lease with respect to any Vehicle at any time upon return thereof and payment of damages as specified in paragraphs 12 and 13 hereof or upon such other terms and conditions as may then be mutually agreed to in writing by Lessor and Lessee.

        12. RETURN OF VEHICLE. Upon the expiration or earlier termination by either party of the term of this lease with respect to any Vehicle:

a. Return. Unless the Lessee purchases the Vehicle, pursuant to paragraph 13a, the Lessee shall return the same to the Lessor, in as good condition as when first received, ordinary wear and tear excepted, at (i) the place where the Lessee first received the Vehicle, (ii) to Lessor's principal place of business if different from (i) above, or (iii) to such location as may be designated by Lessor.

b. Repossession. If Lessee neither purchases nor returns the Vehicle, the Lessor may repossess the same at any time wherever the same may be located, and may enter upon any premises of Lessee for the purpose, and shall hold the same when so repossessed free and clear of this lease and any rights of Lessee therein.

c. Lost Vehicle. If the Vehicle is lost, stolen or destroyed or is declared a total constructive loss (subject to Lessor's agreement as to such condition), Lessee shall promptly notify Lessor thereof and hold any wreckage for disposal by Lessor, and the Vehicle shall be deemed surrendered to Lessor as of Lessor's receipt of such notice. Lessor shall promptly cause any wreckage to be sold. Any wreckage not held by Lessee for disposal by Lessor shall be deemed sold at a price of zero dollars.

d. Sums Due. Upon any purchase, return or repossession, Lessee shall promptly pay Lessor all Monthly Rentals and other sums payable hereunder with respect to the Vehicle up to the time of such purchase, return or repossession.

e. Resale. As provided in paragraph 13a, Lessor shall sell the Vehicle and, if Net Proceeds are less than Depreciated Value, Lessee shall pay the difference to Lessor; if Net Proceeds exceed Depreciated Value, Lessor shall pay to Lessee the portion of such excess proceeds as agreed upon.

        13. DAMAGES UPON EARLY TERMINATION. Upon the termination of this lease by either party as to any Vehicle prior to the expiration of its lease term, the Lessee shall promptly pay Lessor all damages suffered by the Lessor by reason of such termination (or by reason of any breach of this lease by Lessee). Such damages shall include damages determined as follows:

a. Purchase or Resale. The Lessee shall promptly purchase and pay for the Vehicle, if Lessor so requests, at its Depreciated Value (i.e., its Original Value as specified in Schedule A, less a sum equal to its Monthly Depreciation specified in Schedule A, multiplied by the number of Monthly Rentals that have been paid). Lessee shall also take over any insurance on the Vehicle paid for by Lessor and pay Lessor for the unearned cost thereof on a daily apportionment basis. If the Lessor doe not request Lessee to purchase the Vehicle or if the Vehicle is not so purchased, Lessor shall sell the Vehicle (or wreckage under paragraph 12d) within 30 days after its surrender or repossession (or such other period a the parties may agree upon). The sale may be public or private and with or without notice to Lessee, shall be at wholesale, and shall be only for cash payable in full upon delivery of the Vehicle and its title papers to the purchaser. If the Net Proceeds of the sale are less than the Depreciated Value of the Vehicle such deficiency shall constitute part of Lessor's damages; if such Net Proceeds exceed Depreciated Value, the excess shall constitute an offset to Lessor's other damages.

        (i) "Net Proceeds" shall mean the amount received on the sale, less all direct expenses of Lessor in preparing and holding the Vehicle for sale and selling it and less all sums due Lessor under paragraph 12d if not otherwise paid, and less all debts incurred by Lessee which, if not paid, might constitute a lien on the Vehicle or a liability of Lessor.

b. Lost Income. Lessee shall pay Lessor as liquidated damages for loss of income a sum equal to the Monthly Rental less the amount of the Monthly Depreciation for each month of the original term of the lease remaining after the termination.

c. Expenses. Lessee shall reimburse Lessor all costs and expenses (including reasonable attorney's fees) incurred by Lessor in enforcing Lessor's rights hereunder.

d. Remedies Not Exclusive. Repossession and resale of any Vehicle shall not affect Lessor's rights to recover any damages from Lessee, and Lessor's rights and remedies in the event of any breach, termination or expiration of this lease with respect to any Vehicle (including damages herein specified) shall not be deemed exclusive but shall be cumulative and in addition to all other rights and remedies in Lessor's favor existing by law.

        14. ADDITIONAL VEHICLES; EXTENDED TERM. Additional Vehicles may be included in this lease by addenda to Schedule A mutually executed by Lessor and Lessee from time to time.

        Either Lessor or Lessee may, at least thirty (30) days, but not more than ninety (90) days, prior to the expiration of this lease as to any Vehicle, offer in writing to the other to continue this lease as to such Vehicle indefinitely on a month-to-month basis. If the other accepts such offer in writing this lease shall be so continued with respect to such Vehicle.

        15. FORCE MAJEURE and NO CONSEQUENTIAL DAMAGES. Lessor shall not be liable for any failure or delay in delivering any Vehicle, or in performing any provision hereof, due to fire or other casualty, labor difficulty, governmental restriction or any cause beyond Lessor's control. In no event shall Lessor be liable for any loss of profits, other consequential damages or inconvenience due to any theft, damage, loss, defect or failure of any Vehicle or the time consumed in recovering, repairing, servicing or replacing the same, and there shall be no abatement or apportionment of rental during such time.

        16. LEASE ONLY. This agreement is one of leasing only and Lessee shall not have or acquire any right, title or interest in any Vehicle except the right to use the same as provided in this agreement.

        17. PROCEDURE on ACCIDENTS. Lessee shall furnish to Lessor and to the automobile liability insurer of any Vehicle, within 24 hours, a report of any accident involving the Vehicle on the form furnished by such insurer. If any claim is made or action commenced for death, personal injury or property damage, condition, use or operation of any Vehicle, Lessee shall promptly notify Lessor thereof and furnish Lessor a copy of every demand, notice, summons, process and pleading received in connection therewith and cooperate with Lessor and the insurer in defending the same.

        18. ENTIRE AGREEMENT, LAW of AGREEMENT, ASSIGNMENT and SUBORDINATION. This lease constitutes the entire agreement between the parties and may not be changed except by an instrument in writing signed by the party to be charged.

        This lease may not be assigned, or any Vehicle subleased, by Lessee without Lessor's prior written consent.

        Lessor may assign this lease and any or all rentals or other sums payable by Lessee hereunder; upon notice of such an assignment. Lessee shall pay such sums to the assignee without offset, counterclaim or defense of any kind. Lessor may also execute any type of security instrument with respect to any Vehicle and Lessee's rights shall be subordinate to the rights of the holder of such instrument. No assignment, or execution of a security instrument, by Lessor shall relieve Lessor from any liability hereunder.

        The parties intend this agreement to be executed in, and interpreted, construed and enforced in accordance with the laws of, the state of Lessor's place of business first above stated.

        19. COUNTERPARTS and RECORDING. Lessor and Lessee shall execute this lease in as many counterparts (each constituting an original but together constituting only one agreement) as may be reasonably necessary for recording or filing in any governmental office. Lessee shall pay the fees and Lessor's out-of-pocket expenses for any such recording or filing required by law and shall pay any stamp or documentary taxes assessed upon this lease.

        IN WITNESS WHEREOF, the parties have duly executed this lease this __________________ day of ____________________, 1989.


           PRIDECO                                 RED MAN PIPE & SUPPLY CO.
----------------------------------            ---------------------------------
           Lessor                                          Lessee

By                                         By
  --------------------------------           ----------------------------------
  Its       GENERAL PARTNER                  Its          PRESIDENT
     -----------------------------               ------------------------------

                            SCHEDULE "A" ATTACHMENT

                            PRIDECO LEASE AGREEMENT

LESSOR:  PRIDECO
         8023 E. 63RD PL., SUITE 800
         TULSA, OK 74133                                  LEASE NO.   WB-640

LEASEE:  RED MAN PIPE & SUPPLY CO.
         P.O. BOX 35632
         TULSA, OK 74153-0632


                   VEHICLE & LEASE DATA
                   --------------------

VEHICLE NO.        2FALP74W2VX219640

YEAR               1997

MODEL              FORD CROWN VIC LX

ENGINE             4.6L OHC SEFI V8 ENGINE

TIRES              P215/70RX15 BSW

USAGE              BUSINESS & PROFESSIONAL

EXTRA EQUIPMENT    A/C, AM/FM ELECT STEREO/CLOCK/CASSETTE, POWER DOORS,
                   CRUISE, ETC.


ORIGINAL VALUE                 LEASE TERM MONTHS        MONTHLY/WEEKLY RENTAL
--------------                 -----------------        ---------------------
     $20,240,000                    36 MONTHS                12 @ $668.00

L.E.V.                                                       12 @ $623.00
------

      $2,384,000                                             12 @ $578.00

RED MAN PIPE & SUPPLY CO.: LEASEE              PRICECO: LESSOR


BY: /S/ [SIGNATURE APPEARS HERE]               BY: /S/ BETTY J. KETCHUM
   -------------------------------                ----------------------------
             PRESIDENT                               GENERAL PARTNER

                      DATED THIS 13TH DAY OF AUGUST, 1997

                                                                                                                                   1

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                           CURRENT            NO. OF     YEAR     YEAR      YEAR
                                                             LEASE LEASE      MONTHS   ENDING   ENDING    ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION       AMOUNT CHANGES REMAINING 10/31/98 10/31/99  10/31/00 TOTAL  L.E.V.
------  ------  -----------          - ----  --------       ------ ------- --------- -------- --------  -------- -----  ------
  PD    L-151   '81 FORKLIFT         # 2520  ARDMORE            0   M-T-M    M-T-M                                            L-151
  PD    L-196   '81 TOYOTA FKLFT     # 2696  TULSA RMM          0   M-T-M    M-T-M                                            L-196
  PD    L-209   '84 TOYOTA FKLFT     # 1543  CRANE              0   M-T-M    M-T-M                                            L-209
  PD    L-212   '84 TOYOTA FKLFT     # 1676  FORT SMITH         0   M-T-M    M-T-M                                            L-212
  PD    L-387   '94 FORD F-150       # 7424  WILBURTON         50   M-T-M    M-T-M                                            L-387
  PD    L-388   '94 FORD F-150       # 7422  LINDSAY           50   M-T-M    M-T-M                                            L-388
  PD    L-390   '94 FORD F-150       # 7423  ULYSSES           50   M-T-M    M-T-M                                            L-390
  PD    L-394   '94 FORD F-250       # 0681  LAUREL           368   M-T-M    M-T-M                                        333 L-394
  PD    L-412   '93 LEXUS LS-400     # 8359  TULSA            800   AUGUST   M-T-M                                     13,570 L-412
  PD    L-413   '95 FORD F-150       # 9141  FLOMATON         368   M-T-M    M-T-M                                      1,633 L-413
  PD    L-444   '95 GMC YUKON        # 4864  TULSA            756   JULY         8    6,048                     6,048   7,036 L-444
  PD    L-446   '95 FORD F-250       # 2793  CAMERON          501   AUGUST       9    4,509                     4,509   2,036 L-446
  PD    L-461   '97 FORD F-150       # 6315  ELK CITY         453   MAY         18    5,238    2,520            7,758   1,696 L-461
  PD    L-462   '97 FORD F-150       # 6317  FORT SMITH       453   JULY        20    5,304    3,360            8,664   1,696 L-462
  PD    L-463   '97 FORD F-150       # 6316  ODESSA           453   AUGUST      21    5,337    3,780            9,117   1,696 L-463
  PD    L-464   '96 FORD F-250       # 6024  WILBURTON        545   JUNE        19    6,345    3,542            9,887   2,062 L-464
  PD    L-465   '96 FORD F-250       # 0642  ULYSSES          550   MAY         18    6,360    3,060            9,420   2,076 L-465
  PD    L-466   '96 FORD F-350       # 2660  SNYDER           561   MAY         18    6,486    3,120            9,606   2,144 L-466
  PD    L-467   '96 FORD EXPLORER    # 6166  VERNAL           657   JULY        20    7,704    4,896           12,600   6,891 L-467
  PD    L-469   '97 FORD TAURUS      # 9198  ODESSA           491   OCTOBER     23    5,856    5,005           10,861   1,861 L-469
  PD    L-498   '97 FORD TAURUS      # 6083  JOURDANTON       566   FEBRUARY    27    6,441    5,982   1,467   13,890   2,008 L-498
  PD    L-499   '97 FORD F-150       # 1844  ZAPATA           508   FEBRUARY    27    5,781    5,370   1,317   12,468   1,776 L-499
  PD    L-500   '97 FORD F-150       # 3930  LAREDO           521   FEBRUARY    27    5,937    5,508   1,350   12,795   1,852 L-500
  PD    L-501   '97 FORD F-150       # 2421  JOURDANTON       508   FEBRUARY    27    5,790    5,373   1,317   12,480   1,806 L-501
  PD    L-548   '97 GMC 1-TON        # 5466  HARVEY           545   NOVEMBER    36    6,540    6,108   5,676   18,324   1,924 L-548
  PD    L-549   '97 GMC 1-TON        # 6048  HARVEY           545   NOVEMBER    36    6,540    6,108   5,676   18,324   1,924 L-549
  PD    L-552   '97 FORD F-250       # 0344  FREEPORT         588   NOVEMBER    36    7,056    6,588   6,120   19,764   2,102 L-552
  PD    L-553   '98 FORD F-150 SC    # 5120  MORGAN CITY      569   OCTOBER     35    6,790    6,334   5,423   18,547   2,036 L-553
  PD    L-554   '98 PONTIAC GR.PRIX  # 8156  HARVEY           554   OCTOBER     35    6,611    6,168   5,291   18,070   1,981 L-554
  PD    L-555   '98 FORD F-150 SC    # 2980  TULSA            635   NOVEMBER    36    7,620    7,116   6,600   21,336   2,267 L-555
  PD    LF-234  '90 FORD F-350       # 8124  HOUMA             50   M-T-M    M-T-M                                            F-234
  PD    LM-343  '93 GMC SUBURBAN     # 4114  TULSA            510   JUNE     M-T-M                                      7,958 LM-343



                                                                                                                                   2

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                           CURRENT           NO. OF      YEAR     YEAR      YEAR
                                                            LEASE LEASE      MONTHS    ENDING   ENDING    ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION      AMOUNT CHANGES REMAINING  10/31/98 10/31/99  10/31/00 TOTAL  L.E.V.
------  ------  -----------          - ----  --------      ------ ------- ---------  -------- --------  -------- -----  ------
  PD    LM-344  '93 LEXUS COUPE      # 6852  TULSA            829   JANUARY  M-T-M                                      4,099 LM-344
  PD    LW-242  '90 FORD F-150       # 1364  TULSA             50   M-T-M    M-T-M                                            LW-242
  PD    LW-257  '90 FORD F-150       # 5496  HOUMA             50   M-T-M    M-T-M                                            LW-257
  PD    LW-278  '92 FD CR VIC LX     # 6309  GULF COAST        50   M-T-M    M-T-M                                            LW-278
  PD    LW-282  '91 FORD F-350       # 8736  CARTHAGE          50   M-T-M    M-T-M                                            LW-282
  PD    LW-288  '92 FD CR VIC LX     # 5704  TULSA RMM         50   M-T-M    M-T-M                                            LW-288
  PD    LW-310  '92 FORD CR VIC      # 7575  OKC/SALES         50   M-T-M    M-T-M                                            LW-310
  PD    LW-314  '92 FORD F-250HD     # 6067  ARTESIA           50   M-T-M    M-T-M                                            LW-314
  PD    LW-315  '92 FORD F-250       # 8585  MOBILE            50   M-T-M    M-T-M                                            LW-315
  PD    LW-320  '93 FORD F-250HD     # 8791  WILBURTON         50   M-T-M    M-T-M                                            LW-320
  PD    LW-321  '93 FD F250HD 4X4    # 2037  ROOSEVELT         50   M-T-M    M-T-M                                            LW-321
  PD    LW-327  '93 FORD F-250       # 5701  HOUMA             50   M-T-M    M-T-M                                            LW-327
  PD    LW-328  '93 FD CR VIC LX     # 6949  TULSA             50   M-T-M    M-T-M                                            LW-328
  PD    LW-330  '93 FORD F-150       # 0767  TULSA RMM         50   M-T-M    M-T-M                                            LW-330
  PD    LW-332  '93 FORD F-150       # 8789  SNYDER            50   M-T-M    M-T-M                                            LW-332
  PD    LW-333  '93 FORD F-150       # 6225  SNYDER            50   M-T-M    M-T-M                                            LW-333
  PD    LW-336  '93 FORD TAURUS      # 3109  TULSA             50   M-T-M    M-T-M                                            LW-336
  PD    LW-337  '93 FORD F-150       # 3366  FARMINGTON        50   M-T-M    M-T-M                                            LW-337
  PD    LW-339  '93 FORD F-150       # 0687  CRANE             50   M-T-M    M-T-M                                            LW-339
  PD    LW-342  '93 FORD F-150       # 0163  LAREDO            50   M-T-M    M-T-M                                            LW-342
  PD    LW-345  '93 FORD TAURUS      # 9190  DENVER            50   M-T-M    M-T-M                                            LW-345
  PD    LW-348  '93 FORD F-150       # 7294  SNYDER            50   M-T-M    M-T-M                                            LW-348
  PD    LW-352  '93 FORD TAURUS      # 3341  MIDLAND           50   M-T-M    M-T-M                                            LW-352
  PD    LW-355  '94 FD F250 4X4      # 0107  VERNAL            50   M-T-M    M-T-M                                            LW-355
  PD    LW-356  '94 FORD F-250       # 2742  FT. SMITH         50   M-T-M    M-T-M                                            LW-356
  PD    LW-357  '94 FORD F-150       # 1774  ANDREWS           50   M-T-M    M-T-M                                            LW-357
  PD    LW-358  '94 FORD F-150       # 1773  CARTHAGE          50   M-T-M    M-T-M                                            LW-358
  PD    LW-364  '94 FORD F-150       # 1772  HOUMA             50   M-T-M    M-T-M                                            LW-364
  PD    LW-367  '94 FORD F-350       # 5342  CRANE             50   M-T-M    M-T-M                                            LW-367
  PD    LW-368  '94 FORD F-150       # 2743  WHITE OAK         50   M-T-M    M-T-M                                            LW-368
  PD    LW-369  '94 FORD F-150       # 2747  FLOMATON          50   M-T-M    M-T-M                                            LW-369
  PD    LW-370  '94 FD CR VIC LX     # 5970  HOUSTON           50   M-T-M    M-T-M                                            LW-370

                                                                                                                                   3

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                           CURRENT           NO. OF       YEAR     YEAR     YEAR
                                                            LEASE LEASE     MONTHS     ENDING   ENDING   ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION      AMOUNT CHANGES REMAINING  10/31/98 10/31/99  10/31/00 TOTAL  L.E.V.
------  ------  -----------          - ----  --------      ------ ------- ---------  -------- --------  -------- -----  ------
  PD    LW-371  '94 FORD F-150       # 3252  HARVEY            50   M-T-M     M-T-M                                           LW-371
  PD    LW-372  '94 FORD F-150       # 3250  FLOMATON          50   M-T-M     M-T-M                                           LW-372
  PD    LW-373  '94 FORD F-150       # 2748  LINDSAY           50   M-T-M     M-T-M                                           LW-373
  PD    LW-375  '94 FORD F-150       # 3253  SNYDER            50   M-T-M     M-T-M                                           LW-375
  PD    LW-377  '94 FORD F-250       # 3460  WOODWARD          50   M-T-M     M-T-M                                           LW-377
  PD    LW-378  '94 FORD F-250HD     # 3461  ELK CITY          50   M-T-M     M-T-M                                           LW-378
  PD    LW-381  '94 FORD F-150       # 2746  LINDSAY           50   M-T-M     M-T-M                                           LW-381
  PD    LW-382  '94 FORD F-150       # 3401  TULSA WEST        50   M-T-M     M-T-M                                           LW-382
  PD    LW-384  '94 FORD F-150       # 3398  CONROE            50   M-T-M     M-T-M                                           LW-384
  PD    LW-385  '94 FORD F-150       # 3399  ODESSA            50   M-T-M     M-T-M                                           LW-385
  PD    LW-386  '94 FORD F-150       # 3397  WOODWARD          50   M-T-M     M-T-M                                           LW-386
  PD    LW-389  '94 FORD F-150       # 7421  LAUREL            50   M-T-M     M-T-M                                           LW-389
  PD    LW-391  '94 FORD F-150       # 0956  PERRYTON         357   AUGUST    M-T-M                                      580  LW-391
  PD    LW-392  '94 FORD F-150       # 0957  BORGER           357   AUGUST    M-T-M                                      580  LW-392
  PD    LW-393  '94 FORD F-250       # 0682  SUNDOWN          368   JULY      M-T-M                                      333  LW-393
  PD    LW-395  '94 FORD F-250       # 0961  LOVINGTON        426   AUGUST    M-T-M                                      719  LW-395
  PD    LW-396  '94 FORD F-250       # 0963  WILBURTON        426   AUGUST    M-T-M                                      719  LW-396
  PD    LW-397  '94 FORD F-250       # 0962  ARDMORE          426   AUGUST    M-T-M                                      719  LW-397
  PD    LW-398  '94 FORD F-350       # 3202  CAMERON          366   JULY      M-T-M                                      332  LW-398
  PD    LW-399  '94 FORD TAURUS      # 1656  ELKHART          369   AUGUST    M-T-M                                      607  LW-399
  PD    LW-401  '94 FORD F-150       # 0510  CRANE            363   SEPTEMBER M-T-M                                      934  LW-401
  PD    LW-404  '94 FORD F-150       # 0959  GOLDSMITH        357   SEPTEMBER M-T-M                                      905  LW-404
  PD    LW-405  '94 FORD F-150       # 0960  ANDREWS          357   AUGUST    M-T-M                                      580  LW-405
  PD    LW-406  '94 FORD F-150       # 9465  ANDREWS          302   JULY      M-T-M                                      270  LW-406
  PD    LW-407  '94 FORD F-150       # 9421  CRANE            284   JULY      M-T-M                                      253  LW-407
  PD    LW-408  '95 FORD F-350       # 1199  RMM              433   OCTOBER   M-T-M                                    1,508  LW-408
  PD    LW-409  '95 FORD CR VIC      # 4968  TULSA            544   OCTOBER   M-T-M                                    1,950  LW-409
  PD    LW-410  '95 FORD CR VIC      # 4969  TULSA/HOUSTON    544   OCTOBER   M-T-M                                    1,950  LW-410
  PD    LW-411  '95 FORD TAURUS      # 5928  HOUSTON          433   OCTOBER   M-T-M                                    1,512  LW-411
  PD    WB-403  '94 FORD F-150       # 0955  ARTESIA          392   DECEMBER      1     392                 392        1,603  WB-403
  PD    WB-414  '95 FORD TAURUS      # 1927  HOUSTON/GP       472   DECEMBER      1     472                 472        1,918  WB-414
  PD    WB-416  '95 FORD F-250       # 6246  WHITE OAK        439   FEBRUARY      3   1,317               1,317        1,778  WB-416

                                                                                                                                   4

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997


                                                            CURRENT           NO. OF     YEAR     YEAR     YEAR
                                                             LEASE LEASE     MONTHS    ENDING   ENDING   ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION       AMOUNT CHANGES REMAINING 10/31/98 10/31/99 10/31/00  TOTAL  L.E.V.
------  ------  -----------          - ----  --------       ------ ------- --------- -------- -------- --------  -----  ------
  PD    WB-417  '95 FORD F-250       # 6218  HOUMA            465   FEBRUARY     3      1,395                     1,395 1,910 WB-417
  PD    WB-419  '95 FORD F-150       # 9150  MOBILE           396   FEBRUARY     3      1,188                     1,188 1,619 WB-419
  PD    WB-420  '95 FORD F-150       # 9151  ODESSA           396   FEBRUARY     3      1,188                     1,188 1,619 WB-420
  PD    WB-421  '95 FORD F-350       # 6247  MARSHALL         473   FEBRUARY     2        946                       946 1,918 WB-421
  PD    WB-422  '95 FORD F-150       # 7316  BORGER           396   FEBRUARY     2        792                       792 1,918 WB-422
  PD    WB-423  '95 FORD F-250       # 4432  CARTHAGE         465   MARCH        3      1,395                     1,395 1,897 WB-423
  PD    WB-424  '95 FORD F-250       # 4431  FARMINGTON       465   MARCH        3      1,395                     1,395 1,897 WB-424
  PD    WB-425  '95 FORD F-250       # 9149  ULYSSES          464   MARCH        3      1,392                     1,392 1,890 WB-425
  PD    WB-426  '95 FORD F-150       # 3131  ARTESIA          401   MARCH        3      1,203                     1,203 1,590 WB-426
  PD    WB-427  '95 FORD F-150       # 3132  RATLIFF CITY     398   FEBRUARY     3      1,194                     1,194 1,590 WB-427
  PD    WB-428  '95 FORD F-150       # 3716  RATLIFF CITY     398   FEBRUARY     3      1,194                     1,194 1,590 WB-428
  PD    WB-429  '95 FORD TAURUS      # 2139  MIDLAND/SALES    411   MARCH        3      1,233                     1,233 1,658 WB-429
  PD    WB-430  '95 FORD F-150       # 9148  MARSHALL         396   FEBRUARY     3      1,188                     1,188 1,619 WB-430
  PD    WB-431  '95 FORD F-150       # 4264  ANDREWS          388   MARCH        4      1,552                     1,552 1,557 WB-431
  PD    WB-432  '95 FORD F-150       # 4265  MORGAN CITY      388   MARCH        4      1,552                     1,552 1,557 WB-432
  PD    WB-433  '95 FORD F-150       # 4263  SNYDER           388   APRIL        4      1,552                     1,552 1,557 WB-433
  PD    WB-435  '95 FORD F-150       # 0546  FARMINGTON       430   MAY          5      2,150                     2,150 1,748 WB-435
  PD    WB-436  '95 FORD F-250HD     # 9174  RATLIFF CITY     478   MAY          5      2,390                     2,390 1,950 WB-436
  PD    WB-437  '95 FORD F-250       # 9175  BORGER           470   MAY          5      2,350                     2,350 1,922 WB-437
  PD    WB-438  '95 FORD F-150       # 0548  PERRYTON         390   APRIL        5      1,950                     1,950 1,570 WB-438
  PD    WB-439  '95 FORD F-150       # 0549  SUNDOWN          390   JUNE         6      2,340                     2,340 1,570 WB-439
  PD    WB-440  '95 FORD F-150       # 0547  ODESSA           389   OCTOBER     10      3,890                     3,890 1,570 WB-440
  PD    WB-442  '95 FORD F-150       # 1071  ELKHART          439   AUGUST       9      3,951                     3,951 1,770 WB-442
  PD    WB-443  '95 FORD F-250       # 5740  CRANE            471   AUGUST       9      4,239                     4,239 1,900 WB-443
  PD    WB-447  '96 FORD F-150       # 4942  ARDMORE          402   NOVEMBER    12      4,824                     4,824 1,607 WB-447
  PD    WB-448  '96 FORD TAURUS      # 1242  TULSA            452   NOVEMBER    12      5,424                     5,424 1,835 WB-448
  PD    WB-449  '96 FORD F-150       # 1420  BORGER           440   DECEMBER    13      4,906       40            5,312 1,650 WB-449
  PD    WB-450  '96 FORD F-150       # 1417  ARTESIA          433   DECEMBER    13      4,844       40            5,245 1,607 WB-450
  PD    WB-451  '96 FORD F-150       # 1418  WHITE OAK        433   DECEMBER    13      4,844       40            5,245 1,607 WB-451
  PD    WB-452  '96 FORD F-150       # 1419  ARDMORE          431   MARCH       16      4,916     1,59            6,512 1,607 WB-452
  PD    WB-453  '96 FORD F-250       # 5174  ROOSEVELT        592   MARCH       16      6,760     2,19            8,956 2,263 WB-453
  PD    WB-454  '96 FORD F-350       # 2106  CAMERON          540   FEBRUARY    15      6,111     1,49            7,608 2,042 WB-454

                                                                                                                                   5

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                        CURRENT          NO. OF       YEAR     YEAR      YEAR
                                                         LEASE LEASE     MONTHS     ENDING   ENDING    ENDING
LESSOR  LEASE#  DESCRIPTION        V IN #  LOCATION     AMOUNT CHANGES REMAINING  10/31/98 10/31/99  10/31/00 TOTAL    L.E.V.
------  ------  -----------        - ----  --------     ------ ------- ---------  -------- --------  -------- -----    ------
  PD    WB-455  '97 FORD F-150SC   # 2804  RMM             681  MARCH        16      7,772   2,524            10,296    2,614 WB-455
  PD    WB-456  '97 FORD F-150     # 0861  WHITE OAK       488  APRIL        17      5,394   2,110             7,504    1,720 WB-456
  PD    WB-457  '97 FORD F-150     # 0862  MARSHALL        488  APRIL        17      5,394   2,110             7,504    1,720 WB-457
  PD    WB-458  '97 FORD F-150     # 0863  MORGAN CITY     488  APRIL        17      5,394   2,110             7,504    1,720 WB-458
  PD    WB-459  '97 FORD F-150     # 0864  SUNDOWN         488  APRIL        17      5,394   2,110             7,504    1,720 WB-459
  PD    WB-460  '97 FORD F-150     # 0865  CRANE           488  APRIL        17      5,394   2,110             7,504    1,720 WB-460
  PD    WB-468  '96 FORD F-350     # 2008  ODESSA          568  JULY         20      6,648   4,208            10,856    2,172 WB-468
  PD    WB-470  '97 FORD F-150     # 9957  CARTHAGE        450  NOVEMBER     24      5,400   5,016            10,416    1,697 WB-470
  PD    WB-471  '97 FORD F-150     # 9954  LOVINGTON       450  NOVEMBER     24      5,400   5,016            10,416    1,697 WB-471
  PD    WB-472  '97 FORD F-150     # 9955  ODESSA          450  NOVEMBER     24      5,400   5,016            10,416    1,697 WB-472
  PD    WB-473  '97 FORD F-150     # 9962  RATLIFF CITY    444  NOVEMBER     24      5,328   4,944            10,272    1,672 WB-473
  PD    WB-474  '97 FORD TAURUS    # 1307  DALLAS/SALES    494  OCTOBER      23      5,892   5,038            10,930    1,884 WB-474
  PD    WB-475  '97 FORD F-250     # 6643  ELKHART         553  NOVEMBER     24      6,636   6,144            12,780    2,086 WB-475
  PD    WB-476  '97 FORD F-250     # 8189  ROOSEVELT       656  DECEMBER     25      7,377   6,848      567   14,792    2,327 WB-476
  PD    WB-477  '97 FORD F-250     # 6644  RATLIFF CITY    553  NOVEMBER     24      6,636   6,144            12,780    2,086 WB-477
  PD    WB-478  '97 FORD F-150     # 9956  CARTHAGE        450  NOVEMBER     24      5,400   5,016            10,416    1,697 WB-478
  PD    WB-479  '97 FORD F-150     # 9958  ARTESIA         450  NOVEMBER     24      5,400   5,016            10,416    1,697 WB-479
  PD    WB-480  '97 FORD F-150     # 9961  ULYSSES         444  NOVEMBER     24      5,328   4,944            10,272    1,672 WB-480
  PD    WB-481  '97 FORD F-150     # 9959  MARSHALL        444  NOVEMBER     24      5,328   4,944            10,272    1,672 WB-481
  PD    WB-482  '97 FORD F-150     # 9960  LOVINGTON       476  FEBRUARY     27      5,424   5,040      1,236 11,700    1,672 WB-482
  PD    WB-483  '97 FORD TAURUS    # 6165  SALT LAKE CITY  502  OCTOBER      23      5,987   5,115            11,102    1,914 WB-483
  PD    WB-484  '96 FORD F-478     # 0866  SALT LAKE CITY  659  NOVEMBER     24      7,908   7,332            15,240    2,503 WB-484
  PD    WB-485  '96 FORD F-478     # 5560  BEAUMONT        751  NOVEMBER     24      9,012   8,340            17,352    2,872 WB-485
  PD    WB-486  '97 FORD F-250     # 6949  BEAUMONT        569  NOVEMBER     24      6,828   6,324            13,152    2,145 WB-486
  PD    WB-487  '97 FORD F-250     # 5092  LINDSAY         567  JANUARY      26      6,414   5,956        980 13,350    2,005 WB-487
  PD    WB-488  '97 FORD F-150     # 4033  BORGER          477  FEBRUARY     27      5,436   5,052      1,239 11,727    1,676 WB-488
  PD    WB-489  '97 FORD F-150     # 4034  LINDSAY         477  FEBRUARY     27      5,436   5,052      1,239 11,727    1,676 WB-489
  PD    WB-490  '97 FORD F-150     # 4035  SNYDER          477  FEBRUARY     27      5,436   5,052      1,239 11,727    1,676 WB-490
  PD    WB-491  '97 FORD F-150     # 4036  SNYDER          477  FEBRUARY     27      5,436   5,052      1,239 11,727    1,676 WB-491
  PD    WB-492  '97 FORD F-150     # 4037  RATLIFF CITY    477  FEBRUARY     27      5,436   5,052      1,239 11,727    1,676 WB-492
  PD    WB-493  '97 FORD F-150     # 4389  MARSHALL        499  FEBRUARY     27      5,682   5,274      1,293 12,249    1,759 WB-493
  PD    WB-494  '97 FORD F-150     # 4388  ELK CITY        508  MARCH        28      5,816   5,404      1,756 12,976    1,802 WB-494

                                                                                                                                   6

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                           CURRENT            NO. OF     YEAR     YEAR     YEAR
                                                            LEASE  LEASE      MONTHS   ENDING   ENDING   ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION      AMOUNT  CHANGES REMAINING 10/31/98 10/31/99 10/31/00 TOTAL  L.E.V.
------  ------  -----------          - ----  --------      ------  ------- --------- -------- -------- -------- -----  ------
  PD    WB-495  '97 FORD F-250       # 3148  ODESSA           574  MARCH      28      6,592   6,140     1,996   14,728 2,061  WB-495
  PD    WB-496  '97 FORD TAURUS      # 5643  HOUSTON/SALES    523  FEBRUARY   27      5,961   5,541     1,359   12,861 1,842  WB-496
  PD    WB-497  '97 FORD CR.VIC      # 9295  TULSA/LA         639  JANUARY    26      7,238   6,712     1,104   15,054 2,259  WB-497
  PD    WB-502  '97 FORD F-250       # 4604  GONZALES         626  FEBRUARY   27      7,125   6,618     1,623   15,366 2,219  WB-502
  PD    WB-503  '97 FORD F-250       # 7672  LAREDO           605  FEBRUARY   27      6,891   6,399     1,569   14,859 2,135  WB-503
  PD    WB-504  '97 FORD F-250       # 7555  JOURDANTON       606  FEBRUARY   27      6,903   6,411     1,572   14,886 2,134  WB-504
  PD    WB-505  '97 FORD F-250       # 6961  JOURDANTON       622  FEBRUARY   27      7,086   6,573     1,611   15,270 2,220  WB-505
  PD    WB-506  '96 FORD F-477       # 8218  JOURDANTON       824  FEBRUARY   27      9,384   8,703     2,133   20,220 2,935  WB-506
  PD    WB-507  '97 FORD F-150       # 9385  LAUREL           476  JUNE       31      5,557   5,180     2,891   13,628 1,694  WB-507
  PD    WB-508  '97 FORD F-150       # 9386  PERRYTON         476  JUNE       31      5,557   5,180     2,891   13,628 1,694  WB-508
  PD    WB-509  '97 FORD F-150 V8    # 3816  FORT SMITH       492  JUNE       31      5,739   5,348     2,989   14,076 1,742  WB-509
  PD    WB-510  '97 FORD F-150 V8    # 3815  MARSHALL         492  JUNE       31      5,739   5,348     2,989   14,076 1,742  WB-510
  PD    WB-511  '97 FORD TAURUS      # 3746  GULF COAST/HOUMA 534  MARCH      28      6,128   5,716     1,860   13,704 1,919  WB-511
  PD    WB-512  '97 FORD F-250 4X4   # 4371  VERNAL           661  JUNE       31      7,712   7,184     4,011   18,907 2,379  WB-512
  PD    WB-513  '97 FORD CAB/CHAS    # 4373  ULYSSES          584  JUNE       31      6,813   6,345     3,542   16,700 2,076  WB-513
  PD    WB-514  '97 FORD CAB/CHAS    # 4372  FARMINGTON       584  JUNE       31      6,813   6,345     3,542   16,700 2,076  WB-514
  PD    WB-515  '97 FORD CR VIC      # 9969  DALLAS/SALES     647  MAY        30      7,506   6,990     3,366   17,862 2,313  WB-515
  PD    WB-516  '97 FORD TAURUS      # 1919  HARVEY           541  MAY        30      6,276   5,844     2,814   14,934 1,924  WB-516
  PD    WB-517  '97 PONT GR.PRIX     # 0818  HOUSTON/TULSA    545  MAY        30      6,324   5,892     2,838   15,054 1,920  WB-517
  PD    WB-518  '97 GMC CAB/CHAS     # 5348  HARVEY           562  SEPTEMBER  34      6,670   6,224     4,870   17,764 1,694  WB-518
  PD    WB-519  '97 FORD F150        # 3076  LOVINGTON        476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-519
  PD    WB-520  '97 FORD F150        # 3081  ANDREWS          476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-520
  PD    WB-521  '97 FORD F150        # 3083  ELKHART          476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-521
  PD    WB-522  '97 FORD F150        # 3079  FORT SMITH       476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-522
  PD    WB-523  '97 FORD F150        # 3082  LOVINGTON        476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-523
  PD    WB-524  '97 FORD F-350 DIESEL# 1244  ODESSA           688  OCTOBER    35      8,210   7,658     6,556   22,424 2,479  WB-524
  PD    WB-525  '97 FORD F150        # 3085   ODESSA          476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-525
  PD    WB-526  '97 FORD F150        # 3080   WHITE OAK       476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-526
  PD    WB-527  '97 FORD F150        # 3086   WOODWARD        476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-527
  PD    WB-528  '97 FORD CAB/CHAS    # 6129   PERRYTON        578  SEPTEMBER  34      6,858   6,392     5,010   18,260 2,042  WB-528
  PD    WB-529  '97 FORD F150        # 3076  LOVINGTON        476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-529
  PD    WB-530  '97 FORD F150        # 3077  ELKHART          476  SEPTEMBER  34      5,650   5,276     4,130   15,056 1,694  WB-530

                                                                                                                                   7

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                           CURRENT            NO. OF     YEAR     YEAR     YEAR
                                                            LEASE  LEASE      MONTHS   ENDING   ENDING   ENDING
LESSOR  LEASE#  DESCRIPTION          V IN #  LOCATION      AMOUNT  CHANGES REMAINING 10/31/98 10/31/99 10/31/00 TOTAL  L.E.V.
------  ------  -----------          - ----  --------      ------  ------- --------- -------- -------- -------- -----  ------
  PD    WB-531  '97 FORD F150        # 3084  LAUREL          476  SEPTEMBER     34   5,650     5,276    4,130   15,056 1,694 WB-531
  PD    WB-532  '97 FORD CAB/CHAS    # 6130  CONROE          578  SEPTEMBER     34   6,858     6,392    5,010   18,260 2,042 WB-532
  PD    WB-533  '97 FORD CAB/CHAS    # 6054  HOUSTON/GP      602  SEPTEMBER     34   7,144     6,664    5,220   19,028 2,134 WB-533
  PD    WB-534  '97 FORD F150 SC     # 2448  TULSA/HOLLAND   575  SEPTEMBER     34   6,824     6,368    4,990   18,182 2,059 WB-534
  PD    WB-535  '97 FORD F-250       # 2225  MARSHALL        578  SEPTEMBER     34   6,858     6,392    5,010   18,260 2,047 WB-535
  PD    WB-536  '97 FORD F-350       # 2226  MARSHALL        576  OCTOBER       35   6,874     6,418    5,500   18,792 2,059 WB-536
  PD    WB-537  '98 FORD F-150       # 4702  LINDSAY         486  OCTOBER       35   5,800     5,416    4,642   15,858 1,700 WB-537
  PD    WB-538  '97 FORD F-250       # 4871  LINDSAY         576  OCTOBER       35   6,874     6,418    5,500   18,792 2,042 WB-538
  PD    WB-539  '98 PONTIAC GR.PRIX  # 0776  HOUSTON/GP      554  OCTOBER       35   6,611     6,168    5,291   18,070 1,979 WB-539
  PD    WB-540  '97 FORD CROWN VIC   # 9640  TULSA/GALENA PK 668  SEPTEMBER     34   7,926     7,388    5,790   21,104 2,384 WB-540
  PD    WB-541  '97 FORD F-350       # 5764  FREEPORT        580  OCTOBER       35   6,922     6,465    5,533   18,920 2,078 WB-541
  PD    WB-542  '98 PONTIAC GR.PRIX  # 1503  HARVEY          554  SEPTEMBER     34   6,574     6,132    4,810   17,516 1,978 WB-542
  PD    WB-543  '97 FORD F-250       # 5766  CAMERON         583  OCTOBER       35   6,957     6,489    5,555   19,001 2,042 WB-543
  PD    WB-544  '97 FORD F-350       # 5765  MORGAN CITY     579  OCTOBER       35   6,909     6,442    5,522   18,873 2,042 WB-544
  PD    WB-545  '97 FORD F-250       # 5767  HOUMA           583  OCTOBER       35   6,957     6,489    5,555   19,001 2,042 WB-545
  PD    WB-546  '98 FORD F-150       # 1058  SNYDER          486  OCTOBER       35   5,800     5,416    4,642   15,858 2,042 WB-546
  PD    WB-547  '98 FORD F-150       # 0247  SUNDOWN         484  OCTOBER       35   5,776     5,392    4,620   15,788 2,042 WB-547
  PD    WB-550  '97 FORD F-250       # 6747  LAREDO          632  SEPTEMBER     34   7,500     6,996    5,480   19,976 2,244 WB-550
  PD    WB-551  '97 FORD F150        # 9369  GONZALES        521  SEPTEMBER     34   6,184     5,774    4,520   16,478 1,839 WB-551


  TT    TTR-2799 '89 CHEV C30        # 7453  LOVINGTON         5             M-T-M                                          TTR-2799
  WH    KY-716   '84 CHEV C30        # 6417  CONROE            3             M-T-M                                           KY-716
  TL    TL-1354  '93 BUICK REGAL     # 6557  BEAUMONT          0             M-T-M                                           TL-1354
  TL    TL-1404  '93 FORD TAURUS     # 1893  TULSA             0             M-T-M                                           TL-1404
  TL    TL-1407  '93 BUICK REGAL     # 0749  HARVEY            0             M-T-M                                           TL-1407
  TL    TL-1806  '93 BUICK REGAL     # 3390  HOUSTON/GP      518             M-T-M                                           TL-1806
  TL    TL-1889  '94 DGE INTREPID    # 4558  BORGER          549             M-T-M                                           TL-1889
  TL    TL-1903  '94 DGE INTREPID    # 6030  BORGER          552             M-T-M                                           TL-1903
  TL    TL-1948  '94 BUICK LEDABRE   # 5342  SLC             649             M-T-M                                           TL-1948
  TL    TL-1950  '94 FRD CR VIC LX   # 2328  TULSA WEST      585             M-T-M                                           TL-1950
  TL    TL-2188  '95 DGE INTREPID    # 9789  TULSA WEST      538                 8      4,308                    4,308 3,078 TL-2188
  TL    TL-2197  '95 CHEV EXT CAB    # 9659  FARMINGTON      570                11      6,273                    6,273 5,039 TL-2197


                                                                                                                                   8

RED MAN PIPE & SUPPLY CO.
LIST OF VEHICLES BY LESSOR/OWNER
DATE:  OCTOBER 31, 1997

                                                    CURRENT          NO. OF     YEAR     YEAR     YEAR
                                                     LEASE  LEASE    MONTHS   ENDING   ENDING   ENDING
LESSOR  LEASE#  DESCRIPTION       V IN #  LOCATION  AMOUNT  CHANGES REMAINING 10/31/98 10/31/99 10/31/00   TOTAL    L.E.V.
------  ------  -----------       - ----  --------  ------  ------- --------- -------- -------- --------   -----    ------

  TL    TL-2205 '95 CHEV EXT CAB  # 6010  FREEPORT    512                 10    5,115                       5,115     3,847  TL-2205
  TL    TL-2207 '95 DGE INTREPID  # 4351  HOUSTON/GP  492                  9    4,430                       4,430     3,261  TL-2207
  TL    TL-2255 '95 DGE INTREPID  # 6591  SLC         504                 10    5,044                       5,044     3,996  TL-2255
                                                                             -------- -------- -------- ---------   --------
                                                                             $761,638 $561,846 $254,020 $1,577,504  $332,287
                                                                             ======== ======== ======== =========   ========

  GE    GE-9402 '94 FORD TAURUS   # 9325  HOUSTON/GP
  GE    GE-9406 '94 FORD TAURUS   # 7405  HOUSTON/GP
  GE    GE-9407 '94 FORD CR VIC   # 2287  BEAUMONT
